Exhibit 32(b)

               CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with The Beard Company's (the "Company") Quarterly Report on Form 10-Q for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Herb Mee, Jr., President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            THE BEARD COMPANY

                                            /s/ Herb Mee, Jr.
(Date)   November 14, 2003                  ___________________________________
                                            Herb Mee, Jr., President and
                                            Chief Financial Officer